Exhibit 10.12

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of August 4, 2022, by and among GSRP WAREHOUSE I LLC, a Delaware limited liability company (the “Borrower”), each lender party to the Credit Agreement (collectively, the “Lenders” and individually, a “Lender”) and MUFG BANK, LTD., as administrative agent (in such capacity, together with its successors and assigns, the “Administrative Agent”).

PRELIMINARY STATEMENTS:

A.

Reference is made to that certain Credit Agreement, dated as of February 23, 2021, as amended as of May 13, 2021 and May 27, 2021 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among the Borrower, the Lenders, the Issuing Banks, the Administrative Agent and MUFG Union Bank N.A., as collateral agent and depositary bank.

B.	The Borrower has requested that the Credit Agreement be amended in the manner set forth herein.

C.	The Lenders constituting all lenders under the Credit Agreement and the Administrative Agent are willing to agree to this Agreement on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Capitalized terms defined in the Credit Agreement, as amended hereby, and used (but not otherwise defined) herein are used herein as so defined therein.

Section 2. Amendments to Credit Agreement. Subject to Section 3 hereof, as of the Effective Date:

Section 2.01 Amendments to Credit Agreement.

(a) The definition of Provider Default in Section 1.01 of the Credit Agreement is hereby amended by inserting the words shown below in bold italics:

“Provider Default” means, with respect to the Service Agreement, (a) written notice of termination thereof by the Service Provider, (b) termination thereof by, or resignation by or removal of, the Service Provider, or (c) any other event that with the giving of notice, passage of time, or both, would result in termination thereof or removal of the Service Provider, in each case subject to cure rights described in Section 8.01(l) (and, if such cure rights are exercised and the replacement of the Service Provider is effectuated in accordance with the terms of this Agreement, such event shall cease to be a Provider Default).

(b) The definition of Service Agreement in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

“Service Agreement” means that certain Management Services Agreement, dated on or about August 4, 2022, by and between Holdings and the Service Provider.

(c) The definition of Service Provider in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

“Service Provider” means Goldman Sachs Renewable Power LLC, in its capacity as Service Provider under the Service Agreement.

(d) Section 6.21 of the Credit Agreement is hereby amended and restated as follows:

“Except with respect to cash to be distributed or otherwise paid in accordance with Section 7.06(f), the Borrower shall cause each of its Subsidiaries to distribute all cash that such Subsidiary is permitted by applicable Laws and the terms of all applicable Organization Documents, Project Documents and Tax Equity Documents to distribute to the Borrower, directly or indirectly; provided that, each Project Company (and each other Subsidiary) shall be permitted to retain cash in an amount, in the Borrower’s or such Subsidiary’s reasonable discretion, necessary or advisable for working capital purposes or the prudent operation and maintenance of the applicable Projects.”

Section 3. Effective Date. This Agreement shall become effective the date on which the Administrative Agent has received duly executed counterparts of this Agreement from each of the parties hereto, which shall correspond with the date first written above (the “Effective Date”).

Section 4. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, the Borrower hereby represents and warrants that:

(a) Each representation and warranty of the Borrower under the Financing Documents is true and correct in all material respects as if made on the date hereof, unless such representation or warranty expressly relates solely to an earlier date, in which case it was true and correct in all material respects as of such earlier date;

(b) the Borrower has taken all necessary action to authorize the execution, delivery and performance of this Agreement, this Agreement has been duly executed and delivered by the Borrower, and this Agreement is the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws affecting the enforcement of creditors’ rights generally and by principles of equity;

(c) after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing;

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(d) the execution, delivery and performance by the Borrower of this Agreement (a) have been duly authorized by all necessary organizational action on the part of the Borrower; and (b) do not and will not (i) contravene the terms of any of the Borrower’s Organization Documents; (ii) conflict with or result in any breach or contravention of (A) any Contractual Obligation to which the Borrower is a party or to which the properties of the Borrower or any of its Subsidiaries are subject, or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject, except, with respect to clause (b)(ii), to the extent such conflict, breach or contravention could not reasonably be expected to have a Material Adverse Effect; (iii) result in, or require, the creation of any Lien upon any of the material properties or assets of the Borrower (other than any Liens created under any of the Collateral Documents and other Permitted Liens); or (iv) violate, in any material respect, any Law applicable to the Borrower or any of its Subsidiaries;

(e) no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Borrower of this Agreement, except for (i) those that have already been obtained or made, and (ii) those which, if not obtained or made, would not reasonably be expected to have a Material Adverse Effect; and

(f) the Service Agreement (as defined in this Agreement) (i) has been duly executed and delivered by the applicable Affiliates of the Borrower party thereto and (ii) except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability, constitutes a legal, valid and binding obligation against such Person, enforceable against it in accordance with its terms, except, with respect to clause (i) or (ii), as could not reasonably be expected to have a Material Adverse Effect. The Service Agreement (as defined in this Agreement) is in full force and effect, and no material defaults or events of default by any Affiliate of the Borrower have occurred and are continuing thereunder. The Service Provider (as defined in this Agreement) is a Qualified Replacement Manager. The scope of services to be provided under the Service Agreement (as defined in this Agreement) are substantially similar in all material respects to, and not materially and adversely different than, the scope of services provided by Service Provider (as defined in the Credit Agreement prior to giving effect to this Agreement) to Borrower or any of its Subsidiaries under the Service Agreement (as defined in the Credit Agreement prior to giving effect to this Agreement). The compensation to be provided to Service Provider (as defined in this Agreement) by or on behalf of Borrower is equal to or less than the compensation provided to Service Provider (as defined in the Credit Agreement prior to giving effect to this Agreement) by or on behalf of Borrower.

Section 5. Costs and Expenses. Without limiting the obligations of the Borrower under the Credit Agreement, each party hereto agrees that all reasonable out-of-pocket expenses incurred by the Secured Parties (including the reasonable fees, charges and disbursements of counsel and consultants) in connection with the preparation, execution, delivery and administration, modification and amendment of this Agreement and the other instruments and documents to be delivered hereunder or in connection herewith (including the reasonable fees, charges and disbursements of one counsel for the Administrative Agent), are expenses that the Borrower is required to pay or reimburse pursuant to Section 10.05(a) of the Credit Agreement.

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Section 6. Reference to and Effect on the Relevant Financing Documents.

(a) On and after the effectiveness of this Agreement on the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Agreement.

(b) The Credit Agreement as specifically amended by this Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. This Agreement shall be a “Financing Document” for purposes of the definition thereof in the Credit Agreement.

(c) Except as specifically provided herein, the execution, delivery and effectiveness of this Agreement on the Effective Date shall not operate as a waiver of any right, power or remedy of any Lender under any of the Financing Documents, nor constitute a waiver of any provision of any of the Financing Documents.

Section 7. Severability. If any provision of this Agreement or the other Financing Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Financing Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 7, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, then such provisions shall be deemed to be in effect only to the extent not so limited.

Section 8. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Agreement.

Section 9. Governing Law; Jurisdiction; Etc. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 10. Submission to Jurisdiction. THE BORROWER IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST ANY AGENT, ANY LENDER, ANY ISSUING BANK, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR THE TRANSACTIONS

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RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY AGENT, ANY LENDER OR ANY ISSUING BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

Section 11. Waiver of Venue. THE BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN SECTION 10. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

Section 12. Service of Process. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.03 OF THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 13. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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Section 14. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

GSRP WAREHOUSE I LLC, as the Borrower

By: Goldman Sachs Renewable Power Operating Company LLC, its sole member

By: Goldman Sachs Asset Management, L.P., its investment manager

By:	/s/ Jon Yoder
Name:	Jon Yoder
Title:	Authorized Signatory

[Signature Page to Third Amendment to Credit Agreement]

MUFG BANK, LTD., as Administrative Agent

By:	/s/ Lawrence Blat
Name:	Lawrence Blat
Title:	Authorized Signatory

[Signature Page to Third Amendment to Credit Agreement]

HSBC BANK USA N.A., as an lssuing Bank and a Lender

By:	/s/ Karun Chopra
Name:	Karun Chopra
Title:	Director, Real Assests Finance

[Signature Page to Third Amendment to Credit Agreement]

NATIXIS, NEW YORK BRANCH, as an Issuing Bank and a Lender

By:	/s/ Scott Dunlop
Name:	Scott Dunlop
Title:	Director

By:	/s/ Akhilesh Kumar
Name:	Akhilesh Kumar
Title:	Vice President

[Signature Page to Third Amendment to Credit Agreement]

MUFG BANK, LTD.,
as an Issuing Bank and a Lender

By:	/s/ Saad Iqbal
Name:	Saad Iqbal
Title:	Managing Director

[Signature Page to Third Amendment to Credit Agreement]

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as an Issuing Bank and a Lender

By:	/s/ Josh Dale
Name:	Josh Dale
Title:	Managing Director

[Signature Page to Third Amendment to Credit Agreement]